SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                ----------------

       Date of Report (Date of earliest event reported): November 29, 2001



                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)










          DELAWARE                  333-65702                    13-3939229
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
     of Incorporation)            File Number)               Identification No.)

       1585 BROADWAY
     NEW YORK, NEW YORK                                             10036
   (Address of Principal                                         (Zip Code)
     Executive Offices)



       Registrant's telephone number, including area code: (212) 761-4000

                                    No Change
         ---------------------------------------------------------------



          (Former name or former address, if changed since last report)



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


              Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Loans

              Morgan Stanley ABS Capital I Inc. registered issuances of up to $4,164,149,461 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-65702) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, CDC Mortgage Capital Trust 2001-HE1 (the "Trust") issued approximately $201,925,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 2001-HE1 (the "Certificates"), on November 29, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

              The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as EXHIBIT 4.1, dated as of November 1, 2001, between Morgan Stanley ABS Capital I Inc., Ocwen Federal Bank FSB, in its capacity as servicer (the "Servicer"), CDC Mortgage Capital Inc. (the "Unaffiliated Seller"), BNC Mortgage, Inc. and IMPAC Funding Corporation (together, the "Originators"), and Bankers Trust Company of California, N.A., in its capacity as trustee (the "Trustee"). The Certificates consist of four classes of senior Certificates, the Class A Certificates (the "Class A Certificates"), the Class M-1 Certificates (the "Class M-1 Certificates"), the Class M-2 (the "Class M-2 Certificates"), and the Class B Certificates (the "Class B Certificates") and three classes of subordinated
Certificates (the "Class X Certificates", the "Class P Certificates" and the "Class R Certificates"). Only the Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, and the Class B Certificates were offered. The Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

              The assets of the Trust consist primarily of two pools of fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

              Interest distributions on the Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, and the Class B Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, and the Class B Certificates are adjustable.

              The Class A Certificates  have an original  Certificate  Principal
Balance of $168,100,000, the Class M-1 Certificates have an original Certificate Principal Balance of $13,325,000, the Class M-2 Certificates have an original Certificate Principal Balance of $10,250,000, and the Class B Certificates have an original Certificate Principal Balance of $10,250,000. The aggregate Certificate Principal Balance of the Certificates is $201,925,000.

              As  of  the  Closing  Date,  the  Mortgage  Loans   possessed  the
characteristics described in the Prospectus dated November 8, 2001 and the Prospectus Supplement dated November 26, 2001 filed pursuant to Rule 424(b) (5) of the Act on November 26, 2001.

              Item 7. FINANCIAL STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND
                      EXHIBITS.

       (a)    Not applicable

       (b)    Not applicable

       (c)    Exhibits:

       1.1 Underwriting Agreement, dated November 26, 2001, between Morgan Stanley ABS Capital I Inc. and Morgan Stanley & Co. Incorporated.

       1.2    Indemnification  Agreement,  dated as of November 29, 2001,  among
              Morgan   Stanley  ABS  Capital  I  Inc.,   Morgan  Stanley  &  Co.
              Incorporated and CDC Mortgage Capital Inc.

       4.1 Pooling and Servicing Agreement, dated as of November 1, 2001, between Morgan Stanley ABS Capital I Inc., CDC Mortgage Capital Inc., as the unaffiliated seller, Ocwen Federal Bank FSB, as servicer, and Bankers Trust Company of California, N.A., as trustee.

       4.2 Unaffiliated Seller's Agreement, dated as of November 1, 2001, between Morgan Stanley ABS Capital I Inc. and CDC Mortgage Capital Inc.

       8.1 Opinion of Dewey Ballantine LLP, special counsel to Morgan Stanley ABS Capital I Inc. regarding certain tax matters.

       10.1   Class A Certificate Insurance Policy, dated November 29, 2001.

                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MORGAN STANLEY ABS CAPITAL I INC.
                                              As Depositor and on behalf of CDC
                                              Mortgage Capital Trust 2001-HE1
                                              Registrant


                                            By: /s/ GAIL MCDONNELL
                                                -------------------------------
                                                Name:
                                                Title: Vice President


Dated: November 29, 2001

                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
-----------   -----------

   1.1 Underwriting Agreement, dated November 26, 2001, between Morgan Stanley ABS Capital I Inc. and Morgan Stanley & Co. Incorporated.

   1.2        Indemnification  Agreement,  dated as of November 29, 2001,  among
              Morgan   Stanley  ABS  Capital  I  Inc.,   Morgan  Stanley  &  Co.
              Incorporated and CDC Mortgage Capital Inc.

   4.1 Pooling and Servicing Agreement, dated as of November 1, 2001, between Morgan Stanley ABS Capital I Inc., between CDC Mortgage Capital Inc., as the unaffiliated seller, Ocwen Federal Bank FSB, as servicer, and Bankers Trust Company of California, N.A., as trustee.

   4.2 Unaffiliated Seller's Agreement, dated as of November 1, 2001, between Morgan Stanley ABS Capital I Inc. and CDC Mortgage Capital Inc.

   8.1 Opinion of Dewey Ballantine LLP, special counsel to Morgan Stanley ABS Capital I Inc. regarding certain tax matters.

   10.1       Class A Certificate Insurance Policy, dated November 29, 2001.